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THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY AND WHEN
RECORDED MAIL TO:
Sidley Austin Brown & Wood LLP
10 South Dearborn Street
Chicago, Illinois  60603
Attention:  Jeffery C. Dack, Esq.


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                         ASSIGNMENT OF LEASES AND RENTS


                   Dated and effective as of February __, 2005

                                     between

                    BEHRINGER HARVARD ALAMO PLAZA H, LLC, AND
                      BEHRINGER HARVARD ALAMO PLAZA S, LLC
                                   as Assignor

                                       and

                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                                   as Assignee


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        THIS ASSIGNMENT OF LEASES AND RENTS (this "ASSIGNMENT") dated and effective as of the ____ day of January, 2005 made by BEHRINGER HARVARD ALAMO PLAZA H, LLC, a Delaware limited liability company having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 and BEHRINGER HARVARD ALAMO PLAZA S, LLC, a Delaware limited liability company having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (collectively, the "ASSIGNOR") to CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (together with its successors and assigns, hereinafter referred to as "ASSIGNEE"), having an address at 388 Greenwich Street, Floor 11, New York, New York 10013.

                              W I T N E S S E T H :

        WHEREAS, Assignor is the (i) owner of a fee simple title to that certain parcel of real property (the "PREMISES") described in EXHIBIT A attached hereto, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (collectively, the "PROPERTY");

        WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Assignee has agreed to make a secured loan to Assignor in the maximum principal amount of up to Thirty-One Million Five Hundred Thousand and No/Dollars ($31,500,000) (the "LOAN").

        WHEREAS, Assignor has executed a note in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE"), which is secured by, INTER ALIA, that certain deed of trust, assignment of leases and rents and security agreement (as amended from time to time, the "MORTGAGE") on the Property.

        WHEREAS, it is a condition to the obligation of Assignee to make the Loan to Assignor pursuant to the Loan Agreement that Assignor execute and deliver this Assignment;

        WHEREAS, this Assignment is being given as additional security for the Loan; and

        WHEREAS, capitalized terms used in this Assignment without definition have the respective meanings assigned to such terms in the Loan Agreement or the Mortgage, as the case may be, the terms of each of which are specifically incorporated by reference herein.

        NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, and additionally for the purpose of additionally securing the Debt, Assignor hereby assigns, transfers, conveys and sets over unto Assignee, all right, title and interest of Assignor in and to all Leases and all Rents;

        TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns forever, upon the terms and conditions and for the uses hereinafter set forth.

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        And Assignor hereby further agrees as follows:

        1. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS. Subject to the terms of the Loan Agreement, Assignor represents, warrants and covenants to Assignee that:

                (a) The payment of the Rents to accrue under any Lease will not be waived, released, reduced, discounted or otherwise discharged or compromised by Assignor;

                (b) Assignor has not performed, and will not perform, any acts, and has not executed, and will not execute, any instrument that would prevent Assignee from exercising its rights under this Assignment; and

                (c) Assignor hereby authorizes and directs any tenant under any of the Leases and any successor to all or any part of the interests of any such tenant to pay directly to the Clearing Account, in accordance with the terms of the Loan Agreement, the Rents due and to become due under such tenant's Lease, and such authorization and direction shall be sufficient warrant to the tenant to make future payments of Rents directly to the Clearing Account in accordance with the terms of the Loan Agreement without the necessity for further consent by Assignor.

        2.      ASSIGNMENT; DEFERRED EXERCISE OF RIGHTS.

                (a) As part of the consideration for the Debt, Assignor does hereby absolutely and unconditionally assign to Assignee all right, title and interest of Assignor in and to all present and future Leases and Rents, and this Assignment constitutes a present and absolute assignment and is intended to be unconditional and not as an assignment for additional security only. It is further intended that it not be necessary for Assignee to institute legal proceedings, absent any requirements of law or regulation to the contrary, to enforce the provisions hereof. Assignor hereby authorizes Assignee or its agents to collect the Rents; provided, however, that prior to an Event of Default, and subject at all times to the requirement that payments and deposits of Rents be made directly to the Clearing Account, Assignor shall have a revocable license, but limited as provided in this Assignment and in any of the other Loan Documents, to otherwise deal with, and enjoy the rights of the lessor under, the Leases.

                (b) Upon the occurrence and during the continuance of an Event of Default, and without the necessity of Assignee entering upon and taking and maintaining full control of the Property in person, by agent or by court-appointed receiver, the license referred to in paragraph (a) above shall immediately be revoked and Assignee shall have the right at its option, to exercise all rights and remedies contained in the Loan Documents, or otherwise available at law or in equity.

        3. RENTS HELD IN TRUST BY ASSIGNOR. Rents held or received by Assignor shall be held or received by Assignor as trustee for the benefit of Assignee only and shall immediately be deposited directly to the Clearing Account in accordance with the terms of the Loan Agreement.

        4. EFFECT ON RIGHTS UNDER OTHER DOCUMENTS. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it

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hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under any of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of the other Loan Documents. The rights of Assignee under the other Loan Documents may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents or grant of a security interest contained in any of the other Loan Documents.

        5. EVENT OF DEFAULT. Upon or at any time after the occurrence and during the continuance of an Event of Default, then in addition to and without limiting any of Assignee's rights and remedies hereunder and under the other Loan Documents and as otherwise available at law or in equity:

                (a) Assignee may, at its option, without waiving such Event of Default and without regard to the adequacy of the security for the Debt, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past-due and unpaid, for application to the payment of the Debt in accordance with the terms of the Loan Documents, and Assignee may enter into, and to the extent that Assignor would have the right to do so, cancel, enforce or modify any Lease. The exercise by Assignee of the option granted it in this Section and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default.

                (b) Assignor hereby acknowledges and agrees that payment of any item of Rent by a Person to Assignee as hereinabove provided shall constitute payment in full of such item of Rent by such Person, as fully and with the same effect as if it had been paid to Assignor.

                (c) Assignee in respect of the Leases and Rents shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State in which such rights and remedies are asserted as described in Section 12(b) to the extent of such rights thereunder and additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted.

        6. APPLICATION OF RENTS AND PROCEEDS. After the occurrence and during the continuance of an Event of Default, Rents received or held by Assignor or Assignee shall be applied in accordance with the terms of the Loan Documents.

        7. ATTORNEY-IN-FACT. Upon the occurrence and during the continuance of any Event of Default, Assignor hereby appoints Assignee the attorney-in-fact of Assignor to take any action and execute any instruments that Assignor is obligated, or has covenanted and agreed under the Loan Agreement or the other Loan Documents to take or execute, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing provisions of this Section 7, upon the occurrence and during the continuance of an Event of Default, Assignor does hereby irrevocably appoint Assignee as its attorney-in-fact with

                                       3
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full power, in the name and stead of Assignor to demand, collect, receive and give complete acquittance for any and all of the Rents now due or that may hereafter become due, and at Assignee's discretion, to file any claim, to take any other action, to institute any proceeding or to make any settlement of any claim, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of Rents.

        8. TERMINATION. Assignee, by the acceptance of this Assignment, agrees that when all of the Debt shall have been paid in full, this Assignment shall terminate, and Assignee shall execute and deliver to Assignor, upon such termination such instruments of termination or re-assignment and Uniform Commercial Code termination statements, all without recourse and without any representation or warranty whatsoever, as shall be reasonably requested by Assignor.

        9. EXPENSES. Assignor agrees to pay to Assignee all out-of-pocket expenses (including expenses for attorneys' fees and costs of every kind) of, or incident to, the enforcement of any of the provisions of this Assignment or performance by Assignee of any obligation of Assignor hereunder which Assignor has failed or refused to perform.

        10. FURTHER ASSURANCES. Assignor agrees that, from time to time upon the written request of Assignee, it will give, execute, deliver, file and/or record any financing statements, notice, instrument, document, agreement or other papers and do such other acts and things that may be necessary and desirable to create, preserve, perfect or validate this Assignment, to enable Assignee to exercise and enforce its rights hereunder with respect to this Assignment or to otherwise carry out the purposes and intent of this Assignment.

        11. NO OBLIGATION BY ASSIGNEE. By virtue of this Assignment, Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Leases. This Assignment shall not operate to constitute Assignee as a lender in possession of the Property or to place responsibility for the control, care, management or repair of the Property upon Assignee, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by any tenant or other party in possession or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control thereof.

        12.     MISCELLANEOUS.

                (a) No failure on the part of Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Subject to
Section 16 hereof, the remedies herein are cumulative and are not exclusive of any remedies provided by law.

                (b) WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF

                                       4
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THIS ASSIGNMENT, THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS RELATING TO THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

                (c) Subject to Section 16 hereof, all rights and remedies set forth in this Assignment are cumulative, and Assignee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby; and no such right or remedy set forth in this Assignment shall be deemed exclusive of any of the remedies or rights granted to Assignee in any of the Loan Documents. Nothing contained in this Assignment shall be deemed to limit or restrict the rights and remedies of Assignee under the Loan Agreement or any of the other Loan Documents.

                (d) Until the indebtedness and all other obligations secured by the Loan Documents is paid in full, Assignor will, upon request, deliver from time to time to Assignee executed originals to the extent available, otherwise photocopies certified by Assignor as true, correct and complete, of executed originals, of any and all existing Leases to which Assignor is a party, and executed originals, or photocopies of executed originals, so certified by Assignor, if an executed original is not available, of all other and future Leases to which Assignor is a party, and upon request of Assignee, will specifically transfer and assign to Assignee such other and future Leases upon the same terms and conditions as herein contained.

                (e) Assignor represents that it: (i) has been advised that Assignee engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Assignor or its affiliates; (ii) is represented by competent counsel and has consulted counsel before executing this Assignment; and (iii) has relied solely on its own judgment and on its counsel and advisors in entering into the transaction(s) contemplated hereby without relying in any manner on any statements, representations or recommendations of Assignee or any parent, subsidiary or affiliate of Assignee.

        13. NO ORAL CHANGE. This Assignment may not be amended except by an instrument in writing signed by Assignor and Assignee.

        14. SUCCESSORS AND ASSIGNS. Assignor may not assign its rights under this Assignment except as permitted under the Loan Agreement. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

        15. NOTICES. All notices, requests and other communications provided for herein shall be given or made in writing in the manner specified in the Loan Agreement.

        16. EXCULPATION. It is expressly agreed that recourse against Assignor for failure to perform and observe its obligations contained in this Assignment shall be limited as and to the extent provided in Section 10.1 of the Loan Agreement.

        17. JOINT AND SEVERAL. Each Person constituting Assignor hereunder shall have joint and several liability for the obligations of Assignor hereunder except as otherwise provided in the Loan Documents.

        18. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.







                                       6
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        IN WITNESS WHEREOF, this Assignment has been duly executed by Assignor as of the day and year first above written.


                                   ASSIGNOR:

                                   Behringer Harvard Alamo Plaza H, LLC, a
                                   Delaware limited liability company


                                   By:____________________________________
                                        Gerald J. Reihsen, III, Secretary


                               [Signature pages continue on the following page]

                                   ASSIGNOR:

                                   Behringer Harvard Alamo Plaza S, LLC, a
                                   Delaware limited liability company


                                   By:____________________________________
                                        Gerald J. Reihsen, III, Secretary

STATE OF              )
                      ) ss.:
COUNTY OF             )

        The foregoing instrument was subscribed and sworn to me this ___ day of January, 2005 by _______________________, an ____________________________.


        Witness my hand and official seal.


                                                      My commission expires:


                                                       --------------------


[Notary Blocks continued on next page]

STATE OF              )
                      ) ss.:
COUNTY OF             )


        The foregoing instrument was subscribed and sworn to me this ___ day of January, 2005 by _______________________, an ____________________________.


        Witness my hand and official seal.


                                                      My commission expires:


                                                       --------------------

                                    EXHIBIT A

                             Description of Property

                                  See Attached